INVESTMENTS IN ASSOCIATED COMPANIES	6 Months Ended
Jun. 30, 2021
Variable Interest Entity, Not Primary Beneficiary, Disclosures [Abstract]
INVESTMENTS IN ASSOCIATED COMPANIES	INVESTMENT IN ASSOCIATED COMPANIES
The Company has certain subsidiaries which are accounted for using the equity method, as it has been determined under ASC 810 that they are variable interest entities in which SFL is not the primary beneficiary.

At June 30, 2021, June 30, 2020 and December 31, 2020 the Company had the following participation in investments that were recorded using the equity method:

	June 30, 2021	June 30, 2020	December 31, 2020
River Box Holding Inc. ("River Box")	49.90%	†	49.90%
SFL Deepwater Ltd (“SFL Deepwater”)	*	100.00%	*
SFL Hercules Ltd (“SFL Hercules”)	100.00%	100.00%	100.00%
SFL Linus Ltd (“SFL Linus”)	*	100.00%	*

† River Box was a previously wholly owned subsidiary of the Company. River Box holds investments in direct financing leases, through its subsidiaries, in relation to the 19,200 and 19,400 TEU containerships MSC Anna, MSC Viviana, MSC Erica and MSC Reef. On December 31, 2020, the Company sold 50.1% of the shares of River Box to a subsidiary of Hemen, a related party and has accounted for the remaining 49.9% ownership in River Box using the equity method.

* SFL Hercules and SFL Linus own the drilling units West Hercules and West Linus respectively which are on charter to subsidiaries of Seadrill. SFL Deepwater owns the drilling unit West Taurus which was also on charter to a subsidiary of Seadrill until the first quarter of 2021. All three entities were previously determined to be variable interest entities in which the Company was not the primary beneficiary and thus accounted for using the equity method. In October 2020, the Company was determined to be the primary beneficiary of SFL Linus and SFL Deepwater following changes to the financing agreements and as a result of defaults by Seadrill. Therefore, from October 2020 these two subsidiaries were consolidated by the Company.

In February 2021, Seadrill and most of its subsidiaries filed Chapter 11 cases in the Southern District of Texas. SFL and certain of its subsidiaries have entered into court approved interim agreements with Seadrill relating to two of the Company’s drilling rigs, West Linus and West Hercules, allowing for the uninterrupted performance of sub-charters to oil majors while the Chapter 11 process is ongoing. Pursuant to these agreements, Seadrill is allowed to use funds received from the respective sub-charterers to pay a fixed level of operating and maintenance expenses in addition to general and administrative costs. In exchange, SFL receives approximately 65 - 75% of the contractual charterhire under the existing charter agreements for West Linus and West Hercules for the same period. In August 2021, the Company entered into an amendment to its existing charter agreement (the “amendment agreement”) with subsidiaries of Seadrill for the harsh environment semi-submersible rig West Hercules. Seadrill is expected to seek bankruptcy court approval of the amendment agreement on or before September 2, 2021, which is a condition precedent to the effectiveness to the amendment agreement. Each of SFL’s financing banks consented to the amendment agreement, and SFL’s limited corporate guarantee of the outstanding debt of the rig owning subsidiary remains unchanged at $83 million. Additionally, SFL agreed to a cash contribution of $5 million to the SFL Hercules's pledged earnings account at the time of redelivery following the termination of the Seadrill charter, in addition to a $3 million payable by Seadrill. See Note 20: Subsequent Events.
Following these recent amendments, SFL Hercules is in compliance with its debt covenants.

The lease to the third rig, West Taurus, was rejected by the court in March 2021 and the rig was redelivered to SFL in the second quarter of 2021. In March 2021, the Company signed an agreement for the recycling of the rig at a facility in Turkey. The rig is expected to be delivered to the recycling facility in the third quarter of 2021.

Summarized balance sheet information of the Company’s equity method investees is as follows:

	As of June 30, 2021
(in thousands of $)	TOTAL	River Box	SFL Hercules
Share presented		49.90%	100.00%
Current assets	21,617	13,602	8,015
Non-current assets	517,381	253,457	263,924
Total assets	538,998	267,059	271,939
Current liabilities	30,618	12,921	17,697
Non-current liabilities	479,239	237,487	241,752
Total liabilities	509,857	250,408	259,449
Total stockholders’ equity	29,141	16,651	12,490

	As of December 31, 2020
(in thousands of $)	TOTAL	River Box	SFL Hercules
Share presented		49.90%	100.00%
Current assets	34,763	12,475	22,288
Non-current assets	513,918	258,865	255,053
Total assets	548,681	271,340	277,341
Current liabilities	199,255	12,569	186,686
Non-current liabilities	322,129	243,219	78,910
Total liabilities	521,384	255,788	265,596
Total stockholders’ equity	27,297	15,552	11,745

Summarized statement of operations information of the Company’s equity method investees is as follows:

	Six months ended June 30, 2021
(in thousands of $)	TOTAL	River Box	SFL Hercules
Share presented		49.90%	100.00%
Operating revenues	20,141	10,076	10,065
Net operating revenues	15,082	10,065	5,017
Net income	2,564	1,819	745

	Six months ended June 30, 2020
(in thousands of $)	TOTAL	SFL Deepwater	SFL Hercules	SFL Linus
Share presented		100.00%	100.00%	100.00%
Operating revenues	28,315	8,207	8,157	11,951
Net operating revenues	28,315	8,207	8,157	11,951
Net income/(loss)	6,246	(721)	2,341	4,626
As required by ASU 2016-13 'Financial Instruments - Credit Losses' from January 2020, River Box and SFL Hercules recognized an allowance for expected credit losses in respect of their principal financial assets: 'Investment in direct financing leases' and 'Related party receivable balances', held at the reporting date, which are within the scope of the ASU.

Movements in the six months ended June 30, 2021 in the allowance for expected credit losses can be summarized as follows:

(in thousands of $)	TOTAL	River Box	SFL Hercules
Share presented		49.90%	100.00%
Balance at December 31, 2020	3,421	786	2,635
Reclassification to owned vessels within the associate	(1,896)	—	(1,896)
Allowance recorded in net income of associated companies	(551)	(381)	(170)
Balance at June 30, 2021	974	405	569

The Company has estimated the allowance for expected credit losses based on an analysis of factors including the credit rating assigned to the lessee, Seadrill, management's assessment of current and expected conditions in the offshore drilling market and calculated collateral exposure.

In March 2021, the drilling unit held by SFL Hercules was reclassified from a direct financing lease to an operating lease and therefore recorded as an owed asset in the associated company's accounts. A previously recognized credit loss allowance of $1.9 million was derecognized as a result of the reclassification.

As at June 30, 2021, SFL Hercules had a term loan with an outstanding balance of $177.7 million (December 31, 2020: $185.8 million) of which $83.1 million (December 31, 2020: $83.1 million) was guaranteed by SFL.

In the six months ended June 30, 2021, River Box paid a dividend of $0.7 million to SFL whilst SFL Hercules did not pay any dividends. In the six months ended June 30, 2020 and the year ended December 31, 2020, SFL Deepwater, SFL Hercules and SFL Linus did not pay any dividends.